SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)        May 28, 2003

                    CYPRESS EQUIPMENT FUND II, LTD.

          Exact Name of Registrant as Specified in its Charter)

        Florida                        0-21256           59-3082723

(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)       File Number)     Identification No.)

    880 Carillon Parkway,   St. Petersburg,     Florida          33716

   (Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number (Including Area Code)    (727) 567-4830

Item 2.        Acquisition or Disposition of Assets

      On May 28, 2003, Cypress Equipment Fund II, Ltd., a Florida limited partnership, ("Seller"), sold to K-Sea Transportation LLC, a Delaware limited liability company ("Buyer"), the vessels Energy Altair, official number 653464, and Energy Ammonia, official number 653463.

     The sale totaled an aggregate amount of $3,425,000.

Item 7. Financial Statements, Proforma Financial Information and Exhibits
               (c) Exhibits (to be sent in paper format)

28.57  THIS PURCHASE, SALE AND GUARANTEE AGREEMENT ("Agreement") is entered into as of May 28, 2003, by and between WELLS FARGO BANK NORTHWEST N.A., a national banking association ("Wells Fargo"), not individually but solely in its capacity as trustee (the "Seller"), K-SEA TRANSPORTATION LLC, A Delaware limited liability company ("Buyer") and CYPRESS EQUIPMENT FUND II LTD., a Florida limited partnership ("Cypress").

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Cypress Equipment Fund II, Ltd.

Date:  July 28, 2003              By: /s/Stephen R. Harwood
                                      Stephen R. Harwood
                                      President of the Managing Partner
                                      Cypress Equipment Management Corp. II

Date:  July 28, 2003              By: /s/ Carol Georges
                                      Carol Georges
                                      Director of Accounting
                                      Partnership Administration
                                      Raymond James and Associates